UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2007
Maxygen, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28401	77-0449487
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
515 Galveston Drive
Redwood City, CA 94063
(Address of principal executive offices)
(650) 298-5300
(Registrant’s telephone number, including area code)
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On September 21, 2007, Maxygen, Inc. (the “Company”) issued a press release announcing that F. Hoffmann-La Roche Ltd. (“Roche”) has advised the Company that it has voluntarily placed a hold on further clinical development of the Company’s MAXY-alpha product candidates, also known as R7025, pending further evaluation by Roche of results from a Phase I trial. MAXY-alpha is a novel interferon-alpha for the treatment of Hepatitis C and Hepatitis B virus infections and is licensed to Roche. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 21, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxygen, Inc.
Date: September 21, 2007	By:	/s/ Michael S. Rabson
Michael S. Rabson
Senior Vice President

Exhibit Index

99.1	Press Release, dated September 21, 2007